UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  July 19, 2019

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Suite E, Newport Beach, CA 92663

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

As previously reported in the Current Report on Form 8-K filed on July 9, 2019, by DPW Holdings, Inc. (the “Company”), on July 2, 2019, the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”) was adjourned with respect to the following proposals:

•	Proposal 5: approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of its Class A Common Stock by a ratio of not less than one-for-5 and not more than one-for-40 at any time prior to July 1, 2020, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion; and

•	Proposal 7: approval of an amendment to the DPW Holdings, Inc. 2018 Stock Incentive Plan, as amended and restated as of May 13, 2019.

Proposal 5 required the affirmative vote of 50% of all of the Company’s outstanding shares of common stock and Proposal 7 required the approval of a majority of the shares of the Company's common stock present in person or by proxy and voting at the meeting. The Company believes that both proposals would align the Company with recognized best practices in corporate governance and adjourned the voting at the Annual Meeting with respect to such proposals in order to solicit additional proxies for approval thereof. On July 19, 2019, the Company held the reconvened Annual Meeting (the “Reconvened Meeting”). The final voting results for the following proposals submitted for a vote of stockholders at the Reconvened Meeting are set forth below.

Proposal Five: The amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of its Class A Common Stock by a ratio of not less than one-for-5 and not more than one-for-40 at any time prior to July 1, 2020, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion.

For	Against	Abstain	Broker Non-Votes
20,013,890	7,059,115	466,008	0

Proposal Seven: The amendment to the DPW Holdings, Inc. 2018 Stock Incentive Plan, as amended and restated as of May 13, 2019.

For	Against	Abstain	Broker Non-Votes
6,283,622	6,108,520	218,893	14,927,979

ITEM 7.01	REGULATION FD DISCLOSURE

On July 19, 2019, the Company issued a press release announcing the results of the Reconvened Meeting, which press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release dated July 19, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: July 19, 2019	/s/ Milton C. Ault, III
Milton C. Ault, III Chief Executive Officer